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                           ONE GROUP(R) MUTUAL FUNDS

                      Supplement dated November 21, 2003
                  to all One Group Mutual Funds Prospectuses
                            dated November 1, 2003

The following new section will be added to the prospectuses at the end of the section entitled "Shareholder Information."

   QUARTERLY PORTFOLIO HOLDINGS DISCLOSURE: A complete schedule of each Fund's portfolio holdings for the quarter ended September 30, 2003 is now publicly available. Going forward, each Fund will make available a complete schedule of its portfolio holdings as of the last day of the quarter. This schedule will be available no sooner than thirty days after the end of each quarter except that portfolio holdings for the One Group Investor Funds will be available no sooner than ten days after the end of each quarter. You may view each Fund's schedule of portfolio holdings for the most recently completed quarter online at www.onegroup.com or request a hard copy at no charge by calling 1-800-480-4111. In addition to quarterly holdings, a current schedule of portfolio holdings for One Group Money Market Funds and One Group Institutional Money Market Funds is also available by calling 1-877-691-1118.


                    INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                   WITH THE PROSPECTUS FOR FUTURE REFERENCE

TOG-F-PHS